AMENDMENT TO CUSTODIAN AGREEMENT

The Custodian  Agreement  between the  RiverSource  Funds and  Ameriprise  Trust
Company dated October 1, 2005, is hereby amended effective March 17, 2006 to reflect the merger of certain funds, the dissolution of certain master-feeder arrangements and the elimination of Addendum B.

Schedule A, Funds is amended and restated on the following pages.

All other provisions of the Custodian Agreement remain in full force and effect.

IN WITNESS WHEREOF, the parties have executed this amendment as of the 17th day of March 2006.


AXP DIMENSIONS SERIES, INC.            AXP SELECTED SERIES, INC.
AXP DISCOVERY SERIES, INC.             AXP STOCK SERIES, INC.
AXP EQUITY SERIES, INC.                AXP STRATEGY SERIES, INC.
AXP GLOBAL SERIES, INC.                AXP VARIABLE PORTFOLIO INCOME SERIES,
AXP GROWTH SERIES, INC.                 INC.
AXP GOVERNMENT INCOME SERIES, INC.     AXP VARIABLE PORTFOLIO
AXP INCOME SERIES, INC.                 INVESTMENT SERIES, INC.
AXP INTERNATIONAL SERIES, INC.         AXP VARIABLE PORTFOLIO MANAGED SERIES,
AXP INVESTMENT SERIES, INC.             INC.
AXP MANAGED SERIES, INC.               AXP VARIABLE PORTFOLIO MONEY
AXP MARKET ADVANTAGE SERIES, INC.       MARKET SERIES, INC.
AXP MONEY MARKET SERIES, INC.          AXP VARIABLE PORTFOLIO PARTNERS SERIES,
AXP PARTNERS INTERNATIONAL SERIES, INC. INC.
AXP PARTNERS SERIES, INC.              AXP VARIABLE PORTFOLIO SELECT
AXP SECTOR SERIES, INC.                 SERIES, INC.













By:  /s/ Leslie L. Ogg
     -----------------
         Leslie L. Ogg
         Vice President and General Counsel

AMERIPRISE TRUST COMPANY



By:  /s/ Chandrakant A. Patel
     ------------------------
         Chandrakant A. Patel
         Vice President

                                   SCHEDULE A
                                      FUNDS

                    Amended and restated as of March 17, 2006

Each a Minnesota corporation, except, Growth Trust and Growth & Income Trust, which are Massachusetts business trusts.

AXP Dimensions Series, Inc.
     RiverSource Disciplined Small Cap Value Fund
AXP Discovery Series, Inc.
     RiverSource Core Bond Fund
     RiverSource Floating Rate Fund
     RiverSource Income Opportunities Fund
     RiverSource Inflation Protected Securities Fund
     RiverSource Limited Duration Bond Fund
AXP Equity Series, Inc.
     RiverSource Mid Cap Growth Fund
AXP Global Series, Inc.
     RiverSource Emerging Markets Fund
     RiverSource Emerging Markets Bond Fund
     RiverSource Global Bond Fund
     RiverSource Global Technology Fund
     RiverSource Global Equity Fund
AXP Growth Series, Inc.
     RiverSource Growth Fund
     RiverSource Large Cap Equity Fund
     RiverSource Large Cap Value Fund
     RiverSource Disciplined Equity Fund
AXP Government Income Series, Inc.
     RiverSource Short Duration U.S. Government
     Fund
     RiverSource U.S. Government Mortgage Fund
AXP Income Series, Inc.
     RiverSource Income Builder Basic Income Fund*
     RiverSource Income Builder Moderate Income
     Fund*
     RiverSource Income Builder Enhanced Income
     Fund*
AXP International Series, Inc.
     RiverSource European Equity Fund
     RiverSource International Opportunity Fund
AXP Investment Series, Inc.
     RiverSource Diversified Equity Income Fund
     RiverSource Mid Cap Value Fund
     RiverSource Balanced Fund
AXP Managed Series, Inc.
     RiverSource Strategic Allocation Fund
AXP Market Advantage Series, Inc.
   RiverSource Portfolio Builder Conservative Fund*
   RiverSource Portfolio Builder Moderate Conservative Fund*
   RiverSource Portfolio Builder Moderate Fund*
   RiverSource Portfolio Builder Moderate Aggressive Fund*
   RiverSource Portfolio Builder Aggressive Fund*
   RiverSource Portfolio Builder Total Equity Fund*
   RiverSource Small Company Index Fund
   RiverSource S&P 500 Index Fund
AXP Money Market Series, Inc.
     RiverSource Cash Management Fund
AXP Partners International Series, Inc.
   RiverSource International Aggressive Growth Fund
   RiverSource International Equity Fund
   RiverSource International Select Value Fund
   RiverSource International Small Cap Fund
AXP Partners Series, Inc.
     RiverSource Aggressive Growth Fund
     RiverSource Fundamental Value Fund
     RiverSource Fundamental Growth Fund
     RiverSource Select Value Fund
     RiverSource Small Cap Equity Fund
     RiverSource Small Cap Value Fund
     RiverSource Value Fund
AXP Sector Series, Inc.
     RiverSource Dividend Opportunity Fund
     RiverSource Real Estate Fund
AXP Selected Series, Inc.
     RiverSource Precious Metals Fund
AXP Strategy Series, Inc.
     RiverSource Equity Value Fund
     RiverSource Small Cap Growth Fund
     RiverSource Small Cap Advantage Fund

AXP VP Income Series, Inc.
   RiverSource VP Core Bond Fund
   RiverSource VP Diversified Bond Fund
   RiverSource VP Global Bond Fund
   RiverSource VP High Yield Bond Fund
   RiverSource VP Income Opportunities Fund
   RiverSource VP Global Inflation Protected
       Securities Fund
   RiverSource VP Short Duration U.S. Government
       Fund
AXP VP Investment Series, Inc
   RiverSource VP Mid Cap Growth Fund
   RiverSource VP Growth Fund
   RiverSource VP Large Cap Equity Fund
   RiverSource VP Large Cap Value Fund
   RiverSource VP Mid Cap Value Fund
   RiverSource VP S&P 500 Index Fund
   RiverSource VP Small Cap Advantage Fund
   RiverSource VP Emerging Markets Fund
   RiverSource VP International Opportunity Fund
AXP VP Managed Series, Inc.
   RiverSource VP Diversified Equity Income Fund
   RiverSource VP Balanced Fund
AXP VP Money Market Series, Inc.
   RiverSource VP Cash Management Fund
AXP VP Partners Series, Inc.
   RiverSource VP Select Value Fund
   RiverSource VP Small Cap Value Fund
AXP VP Select Series, Inc.
     RiverSource VP Core Equity Fund

--------------------------------------------------------------------------------

* A fund-of-funds.  See Addendum A.